UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 26, 2011 (August 26, 2011)

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9317	04-6558834
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits.

Pursuant to the requirements of Rule 3-14 of Regulation S-X, this Current Report on Form 8-K includes: (i) the Statements of Revenues and Certain Operating Expenses of the office property located at 233 North Michigan Avenue, Chicago, IL, or 233 North Michigan Avenue, for the three month period ended March 31, 2011 (unaudited) and for the year ended December 31, 2010, and (ii) the Statements of Revenues and Certain Operating Expenses of two office properties located at 600 West Chicago Avenue and 900 North Kingsbury Street, Chicago, IL, or collectively, 600 West Chicago, for the six month period ended June 30, 2011 (unaudited) and for the year ended December 31, 2010, which together constitute a majority in amount of acquisitions of properties during 2011 that are leased to tenants under gross leases that require us to operate and maintain the properties.  In addition, this Current Report on Form 8-K includes pro forma financial statements for CommonWealth REIT, or CWH, we, our, or us, which includes 233 North Michigan Avenue and 600 West Chicago and other transactions, including acquisitions we have completed since June 30, 2011 (balance sheet) and January 1, 2011 (statements of income).  These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on leases in place or signed during and after 2011, and for other reasons.  Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma financial statements and such differences could be significant.

Neither CWH nor our affiliates are related to the sellers of 233 North Michigan Avenue or 600 West Chicago.  The historical financial statements listed in Item 9.01(a) present the results of operations of 233 North Michigan Avenue and 600 West Chicago, respectively, during periods prior to their acquisition by us and exclude, as permitted by Rule 3-14 of Regulation S-X, sources of revenue and expense which are not comparable to the expected future operations by us.  In assessing 233 North Michigan Avenue and 600 West Chicago, we considered each property’s revenue sources, including those which have been affected, and are expected to be affected in the future by factors including, but not limited to, demand, supply and competitive factors present in the local and national markets for leased space and the ability of tenants to make payments when due.  We also considered each property’s expenses including, but not limited to, utility costs, tax rates and other expenses, and the portion of such expenses which may be recovered from tenants.  Changes in these factors or as a result of other factors described in the notes to the pro forma financial statements provided below will cause future operating results to differ from the historical and pro forma operating results presented, but cannot be predicted at this time; however, after reasonable inquiry, we are not currently aware of any other material factors relating to the properties that would cause the financial information reported herein not to be necessarily indicative of future operating results.

2

(d)                               Exhibits.

23.1                           Consent of Ernst & Young LLP. (Filed herewith)

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of CommonWealth REIT:

We have audited the accompanying statement of revenues and certain operating expenses of 233 North Michigan Avenue for the year ended December 31, 2010.  This financial statement is the responsibility of 233 North Michigan Avenue’s management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of CommonWealth REIT, as described in Note 1, and is not intended to be a complete presentation of 233 North Michigan Avenue’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of 233 North Michigan Avenue for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
August 26, 2011

233 North Michigan Avenue

Statements of Revenues and Certain Operating Expenses

	Three Months Ended March 31, 2011	Year Ended December 31, 2010
	(unaudited)
REVENUES:
Rental income	$5,153,778	$22,024,139
Reimbursements from tenants and other income	2,469,652	9,338,885
	7,623,430	31,363,024

CERTAIN OPERATING EXPENSES:
Property operating expenses	1,940,763	8,014,433
Real estate taxes and insurance	1,876,909	7,524,719
	3,817,672	15,539,152

REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$3,805,758	$15,823,872

See accompanying notes.

233 North Michigan Avenue

Notes to Statements of Revenues and Certain Operating Expenses

Three Months Ended March 31, 2011 (unaudited) and Year Ended December 31, 2010

1.                    General Information and Summary of Significant Accounting Policies

Prior to May 11, 2011, Parkway 233 North Michigan, LLC, a Delaware limited liability company, owned and operated 233 North Michigan Avenue, an office property containing 1,071,746 square feet of space located in Chicago, IL, or 233 North Michigan Avenue.  On May 11, 2011, CommonWealth REIT, or CWH, acquired 233 North Michigan Avenue from Parkway 233 North Michigan, LLC.

The accompanying financial statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of CWH.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of 233 North Michigan Avenue.

Use of Estimates.  Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires Parkway 233 North Michigan, LLC’s management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes.  The actual results could differ from these estimates.

Revenue Recognition.  Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight line basis over the term of the lease agreements.  Straight line rent adjustments included in rental income in the statements of revenues and certain operating expenses totaled $1,361,832 for the year ended December 31, 2010, and $1,353,752 for the three months ended March 31, 2011.

Reimbursements from Tenants.  Reimbursements from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to the tenants.

2.                    Leases

Parkway 233 North Michigan, LLC, as lessor, has entered into non-cancelable operating leases at 233 North Michigan Avenue.  CWH assumed these leases when it acquired 233 North Michigan Avenue on May 11, 2011.  Future minimum rentals under the leases in effect at December 31, 2010, are summarized as follows:

Year	Amount
2011	$14,564,835
2012	19,225,210
2013	17,570,460
2014	15,541,812
2015	13,853,333
Thereafter	59,947,977
$140,703,627

Leases are generally for terms greater than one year and for no more than 14 years and generally provide for operating expenses and real estate tax reimbursements and renewal options.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of CommonWealth REIT:

We have audited the accompanying statement of revenues and certain operating expenses of 600 West Chicago for the year ended December 31, 2010.  This financial statement is the responsibility of 600 West Chicago’s management.  Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatements.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement.  An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of CommonWealth REIT, as described in Note 1, and is not intended to be a complete presentation of 600 West Chicago’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of 600 West Chicago for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts
August 26, 2011

600 West Chicago

Statements of Revenues and Certain Operating Expenses

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
	(unaudited)
REVENUES:
Rental income	$18,989,003	$36,132,786
Reimbursements from tenants and other income	3,322,513	5,971,683
	22,311,516	42,104,469

CERTAIN OPERATING EXPENSES:
Property operating expenses	5,573,140	11,612,198
Real estate taxes and insurance	2,949,931	5,490,632
	8,523,071	17,102,830

REVENUES IN EXCESS OF CERTAIN OPERATING EXPENSES	$13,788,445	$25,001,639

See accompanying notes.

600 West Chicago

Notes to Statements of Revenues and Certain Operating Expenses

Six Months Ended June 30, 2011 (unaudited) and Year Ended December 31, 2010

1.              General Information and Summary of Significant Accounting Policies

Prior to August 10, 2011, 600 West Chicago Associates LLC and 600 West Chicago Riverwalk LLC, both Delaware limited liability companies, owned and operated two office properties located at 600 West Chicago Avenue and 900 North Kingsbury Street in Chicago, IL, or collectively, 600 West Chicago.  On August 10, 2011, CommonWealth REIT, or CWH, acquired 600 West Chicago from 600 West Chicago Associates LLC and 600 West Chicago Riverwalk LLC.

The accompanying financial statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of CWH.  Accordingly, certain historical expenses that may not be comparable to the expenses expected to be incurred in the future have been excluded.  Excluded expenses consist of depreciation and amortization, interest expense and other costs not directly related to the future operations of 600 West Chicago.

Use of Estimates.  Preparation of financial statements in conformity with U.S. generally accepted accounting principles requires 600 West Chicago Associates LLC’s and 600 West Chicago Riverwalk LLC’s management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes.  The actual results could differ from these estimates.

Revenue Recognition.  Tenant leases are accounted for as operating leases.  Rental income is recognized on a straight line basis over the term of the lease agreements.  Straight line rent adjustments included in rental income in the statements of revenues and certain operating expenses totaled $3,049,101 for the year ended December 31, 2010, and $546,921 for the six months ended June 30, 2011.

Reimbursements from Tenants.  Reimbursements from tenants, principally for increases in operating expenses and real estate taxes over base year amounts, are recognized when they become billable to the tenants.

2.                    Leases

600 West Chicago Associates LLC and 600 West Chicago Riverwalk LLC, as lessor, has entered into non-cancelable operating leases at 600 West Chicago.  CWH assumed these leases when it acquired 600 West Chicago on August 10, 2011.  Future minimum rentals under the leases in effect at December 31, 2010, are summarized as follows:

Year	Amount
2011	$33,035,509
2012	33,624,782
2013	34,776,083
2014	35,165,006
2015	38,946,677
Thereafter	163,188,117
$338,736,174

Leases are generally for terms greater than one year and for no more than 16 years and generally provide for operating expenses and real estate tax reimbursements and renewal options.

COMMONWEALTH REIT

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of June 30, 2011 reflects the financial position of CommonWealth REIT, or CWH, we, us or our, as if the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements were completed as of June 30, 2011.  The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2011, and for the year ended December 31, 2010, present the results of our operations as if the transactions described in the notes to the unaudited pro forma condensed consolidated statements of income were completed on January 1, 2010.  These unaudited pro forma condensed consolidated financial statements should be read in connection with our financial statements for the six months ended June 30, 2011, included in our Quarterly Report on Form 10-Q filed on August 8, 2011 with the Securities and Exchange Commission, or the SEC, our financial statements for the year ended December 31, 2010, included in our Annual Report on Form 10-K filed on February 25, 2011 with the SEC, and the financial statements included in Item 9.01(a) of this Current Report on Form 8-K.

These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only.  Upon completion of the long term financing of these acquisitions, our financial position and results of operations may be significantly different than what is presented in these unaudited pro forma condensed consolidated financial statements.  In the opinion of management, all adjustments necessary to reflect the effects of the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements have been included.

The allocation of the purchase price of our 2011 acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements and reflected in these unaudited pro forma condensed consolidated financial statements is based upon preliminary estimates of the fair value of assets acquired and liabilities assumed.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma condensed financial statements.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial position or our results of operations for any future period.  Differences could result from future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues including rents expected to be received on leases in place or signed during and after 2011, and for other reasons.  Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Balance Sheet

June 30, 2011

(dollars in thousands)

	Historical	Acquisitions Since June 30, 2011 (A)	Pro Forma
ASSETS:
Real estate properties	$6,887,072	$385,032	$7,272,104
Accumulated depreciation	(922,597)	—	(922,597)
	5,964,475	385,032	6,349,507
Properties held for sale	51,127	—	51,127
Acquired real estate leases, net	287,241	92,684	379,925
Equity investments	168,871	—	168,871
Cash and cash equivalents	55,035	(49,300)	5,735
Other assets, net	433,250	(42,000)	391,250
	$6,959,999	$386,416	$7,346,415

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Revolving credit facility	$230,000	$105,000	$335,000
Senior unsecured debt, net	2,687,172	—	2,687,172
Mortgage notes payable, net	380,597	278,671	659,268
Liabilities related to properties held for sale	379	—	379
Assumed real estate lease obligations, net	69,836	5,545	75,381
Other liabilities	203,841	—	203,841
Shareholders’ equity	3,388,174	(2,800)	3,385,374
	$6,959,999	$386,416	$7,346,415

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Income
Six Months Ended June 30, 2011

(amounts in thousands, except per share data)

		Pro Forma Adjustments
	Historical	2011 Acquisitions Prior to June 30, 2011 (B)	Acquisitions Since June 30, 2011 (C)	Other Adjustments		Pro Forma
REVENUES:
Rental income	$436,697	$19,332	$25,725	$—		$481,754

EXPENSES:
Operating expenses	180,568	8,873	10,411	—		199,852
Depreciation and amortization	105,814	3,965	7,971	—		117,750
General and administrative	22,569	602	1,146	—		24,317
Acquisition related costs	5,060	—	2,800	(7,860	)(D)	—
Total expenses	314,011	13,440	22,328	(7,860)		341,919

Operating income	122,686	5,892	3,397	7,860		139,835

Interest and other income	1,062	—	—	—		1,062
Interest expense	(95,614)	(1,065)	(6,632)	(4,271	)(E)	(107,582)
Equity in earnings of investees	5,622	—	—	—		5,622
Income (loss) from continuing operations before income tax expense	33,756	4,827	(3,235)	3,589		38,937
Income tax expense	(436)	—	—	—		(436)
Income (loss) from continuing operations	$33,320	$4,827	$(3,235)	$3,589		$38,501

Weighted average common shares outstanding — basic	72,142					72,142

Weighted average common shares outstanding — diluted	79,440					79,440

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted	$0.19					$0.27

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Unaudited Pro Forma Condensed Consolidated Statement of Income
Year Ended December 31, 2010

(amounts in thousands, except per share data)

		Pro Forma Adjustments
	Historical	2011 Acquisitions (F)	Other Adjustments (G)	Pro Forma
REVENUES:
Rental income	$793,370	$132,130	$—	$925,500

EXPENSES:
Operating expenses	333,889	52,448	—	386,337
Depreciation and amortization	207,884	33,402	—	241,286
General and administrative	39,646	5,216	—	44,862
Acquisition related costs	21,560	7,860	—	29,420
Total expenses	602,979	98,926	—	701,905

Operating income	190,391	33,204	—	223,595

Interest income	3,159	—	—	3,159
Interest expense	(179,642)	(15,654)	(12,702)	(207,998)
Loss on asset impairment	(30,811)	—	—	(30,811)
Gain on early extinguishment of debt	(796)	—	—	(796)
Equity in earnings of investees	8,464	—	—	8,464
Gain on issuance of shares by an equity investee	34,808	—	—	34,808
Gain on sale of properties	34,336	—	—	34,336
Gain on asset acquisition	20,392	—	—	20,392
Income (loss) from continuing operations before income tax expense	80,301	17,550	(12,702)	85,149
Income tax expense	(550)	—	—	(550)
Income (loss) from continuing operations	$79,751	$17,550	$(12,702)	$84,599

Weighted average common shares outstanding — basic	64,703			64,703

Weighted average common shares outstanding — diluted	72,001			72,001

Earnings per common share:
Income from continuing operations available for common shareholders — basic and diluted	$0.40			$0.48

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(A)      Represents the effect of the July 2011 acquisition of a property located in Birmingham, AL, or the Birmingham, AL property, and the August 2011 acquisition of two properties located at 600 West Chicago Avenue and 900 North Kingsbury Street in Chicago, IL, or collectively, 600 West Chicago.  We financed these acquisitions with cash on hand, the assumption of mortgage debt and borrowings under our revolving credit facility.  The aggregate purchase price for these acquisitions was $458,500, including the assumption of $265,000 of mortgage debt and excluding $2,800 of estimated acquisition costs that were expensed.  We allocated $385,032 to real estate properties, $92,684 to acquired real estate leases, $5,545 to assumed real estate lease obligations and $13,671 to premium on mortgage debt.  These purchase price allocations are based upon preliminary estimates of the fair values of assets acquired and liabilities assumed and the final allocations may differ.  Details of the purchase price allocations are as follows:

Location	Purchase Price	Real Estate Properties	Acquired Real Estate Leases	Assumed Real Estate Lease Obligations	Premium on Mortgage Debt	Assumed Mortgage Debt	Acquisition Costs
Birmingham, AL	$68,500	$49,350	$19,507	$357	$—	$—	$300
Chicago, IL	390,000	335,682	73,177	5,188	13,671	265,000	2,500
	$458,500	$385,032	$92,684	$5,545	$13,671	$265,000	$2,800

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Six Months Ended June 30, 2011

(B)        Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the six months ended June 30, 2011 of the historical operations, for the period from January 1, 2011 to the dates of acquisition, of the following properties acquired during the six months ended June 30, 2011:

Date Acquired	Number of Properties	Location	Purchase Price	Assumed Mortgage Debt
1/11/11	3	Boca Raton, FL	$171,000	$—
1/14/11	1	Columbia, SC	12,025	—
1/18/11	1	Chelmsford, MA	10,000	—
2/11/11	1	Montvale, NJ	20,600	—
3/4/11	4	Phoenix, AZ	136,500	—
5/11/11	1	Chicago, IL	162,202	—
6/1/11	4	Stafford, VA	25,725	14,960
6/16/11	4	Folsom, CA	46,300	41,275
	19		$584,352	$56,235

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the six months ended June 30, 2011, of the properties described above, for the period from January 1, 2011 to the dates of acquisition.

General and administrative expenses:  Represents the effect on general and administrative expenses for the six months ended June 30, 2011, of the business management fees payable to Reit Management & Research LLC, or RMR, of the properties described above, for the period from January 1, 2011 to the dates of acquisition.

Interest expense:  Represents the effect on interest expense for the six months ended June 30, 2011, of mortgage debt associated with the properties acquired in Stafford, VA and Folsom, CA described above, for the period from January 1, 2011 to the dates of acquisition.

(C)        Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the six months ended June 30, 2011, of the historical operations of the Birmingham, AL property and 600 West Chicago.

COMMONWEALTH REIT

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements — Continued

(dollars in thousands)

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Six Months Ended June 30, 2011 — Continued

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the six months ended June 30, 2011, of the acquisition of the Birmingham, AL property and 600 West Chicago.

General and administrative expenses:  Represents the effect on general and administrative expenses for the six months ended June 30, 2011, of the business management fees payable to RMR, of the acquisition of the Birmingham, AL property and 600 West Chicago.

Acquisition related costs:  Represents estimated acquisition costs associated with the acquisition of the Birmingham, AL property and 600 West Chicago.

Interest expense:  Represents the effect on interest expense for the six months ended June 30, 2011, of mortgage debt associated with the acquisition of 600 West Chicago.

(D)       Represents the adjustment to acquisition costs as if the 2011 property acquisitions described in note A and B above, occurred prior to January 1, 2011.

(E)         Represents the adjustment to interest expense for pro forma acquisition borrowings under our revolving credit facility totaling $721,618 as of June 30, 2011, at our weighted average interest rate for the six months ended June 30, 2011, of $2.2%.  The adjustment to interest expense excludes the effect of property sales and other debt and equity transactions that took place during 2011.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2010

(F)         Rental income and operating expenses:  Represents the effect on rental income and operating expenses for the year ended December 31, 2010, of the historical operations of the 2011 property acquisitions described in note A and B above, as if the acquisition of these properties occurred on January 1, 2010.

Depreciation and amortization:  Represents the effect on depreciation and amortization expense for the year ended December 31, 2010, of the 2011 property acquisitions described in note A and B above, as if the acquisition of these properties occurred on January 1, 2010.

General and administrative expenses:  Represents the effect on general and administrative expenses for the year ended December 31, 2010, of the business management fees payable to RMR of the 2011 property acquisitions described in note A and B above, as if the acquisition of these properties occurred on January 1, 2010.

Acquisition related costs:  Represents estimated acquisition costs associated with the 2011 property acquisitions described in note A and B above, as if the acquisition of these properties occurred on January 1, 2010.

Interest expense:  Represents the effect on interest expense for the year ended December 31, 2010, of mortgage debt associated with the 2011 property acquisitions described in note A and B above, as if the acquisition of these properties occurred on January 1, 2010.

(G)        Represents the adjustment to interest expense for pro forma acquisition borrowings under our revolving credit facility totaling $721,618 as of December 31, 2010, at our weighted average interest rate for the year ended December 31, 2010, of 1.8%.  The adjustment to interest expense excludes the effect of property sales and other debt and equity transactions that took place during 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

By:	/s/ John C. Popeo
Name:	John C. Popeo
Title:	Treasurer and Chief Financial Officer

Dated:  August 26, 2011

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